AMENDMENT TO 01 JUNE 1996
                 EXCLUSIVE DISTRIBUTION AND SUBLICENSE AGREEMENT
                                     BETWEEN
              TWINVISION CORPORATION OF NORTH AMERICA, INC. AND RTI
                                                                    Page #: 1


The following modifications to the above noted document were agreed and accepted at time of execution of that document. These modifications are stated here for record and clarity purposes; refer to the full agreement document where indicated to see the exact context of the changes:

A.) PAGE 4; ARTICLE VI; PARAGRAPH 6.2: Added at the bottom of this page, as a new closing to this Paragraph 6.2 is the following: "In the event DRI (DEFINED HERE FOR THIS PURPOSE ONLY TO MEAN TWINVISION NA) has not terminated the licensing agreements (DEFINED HERE FOR THIS PURPOSE ONLY TO MEAN THE ABOVE STATED EXCLUSIVE DISTRIBUTION AND SUBLICENSE AGREEMENT) during a 6 year period and has fulfilled its contracts including the Services Agreement (DEFINED HERE FOR THIS PURPOSE ONLY TO MEAN THE SERVICES AGREEMENT DATED 19 APRIL 1996 AS BETWEEN RTI AND DIGITAL RECORDERS) in all respects, it is agreed that no further payments in any form will be due RTI.

B.) PAGE SEVEN (7); PARAGRAPH 8.3: Strike the words "or any successive term of the" and replace with the words "3 year".

C.) RELATED TO THE EXCLUSIVE DISTRIBUTION AND LICENSE AGREEMENT to which the above noted EXCLUSIVE DISTRIBUTION AND SUBLICENSE AGREEMENT RELATES, it is understood throughout that the shipping and payment terms are:
         i.) payment by letter of credit.
         ii.) FOB point is sea or air port of departure in Taiwan.

---------------

The following modification to the above noted document is proposed at this date by RTI following advise of legal counsel. This modification is stated here for record and clarity purposes and for acceptance by the parties; refer to the full agreement document where indicated to see the exact context of the changes:

D.) PAGE 4; ARTICLE VI; PARAGRAPH 6.2 AS AMENDED IN A.) ABOVE: Add, at the end of the above noted modification, further words of "under this SUBLICENSE".



Agreed and Accepted:

TWINVISION CORPORATION OF NORTH AMERICA, INC.

By: ___________________________________ Date: ______________
         J. Phillips L. Johnston; Chairman


RTI:

By: ___________________________________Date: _______________
         David L. Turney; Principal

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